                                     EXHIBIT 99.2

                                        [LOGO]

                                   WESTERN BANCORP


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PRESS RELEASE
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Western Bancorp  (NASDAQ: WEBC)
4100 Newport Place, Suite 900
Newport Beach, California 92660
Contacts:    Matthew P. Wagner             Arnold C. Hahn
             President &                   Chief Financial Officer
             Chief Executive Officer
Phone:       310/477-2401                  714/863-2351
FAX:         310/231-0321                  714/757-5845



FOR IMMEDIATE RELEASE

                       WESTERN BANCORP ANNOUNCES 1997 EARNINGS

February 2, 1998

Newport Beach, California . . . Western Bancorp ("Western") today announced that its consolidated net income for the year ended December 31, 1997 was $3,162,000, or $0.29 per diluted share. This compares with earnings of $8,989,000, or $1.09 per diluted share, for the year ended December 31, 1996. On an operating basis, before the amortization of goodwill of $2,538,000 in 1997 and $1,004,000 in 1996, and after-tax merger costs of $11,881,000 in 1997 and before an after-tax gain on sale of loans of $46,000 in 1997 and $389,000 in 1996, net income for the twelve month periods would have been $17,473,000 and $9,604,000 in 1997 and 1996, respectively, or $1.63 and $1.16 per diluted share, respectively, a growth of approximately 41%.

Western had a consolidated net loss of $4,366,000, or $0.41 per diluted share, for the three months ended December 31, 1997. This compares with earnings of $3,391,000, or $0.32 per diluted share, for the three months ended December 31, 1996. On an operating basis, before the amortization of goodwill in 1997 and 1996 and before after tax merger costs of $8,744,000 in 1997, net income for the three month period would have been $5,011,000 and $4,025,000 in 1997 and 1996, respectively, or $0.46 and $0.38 per diluted share, respectively, a growth of approximately 21%.

Earnings for 1997 and the fourth quarter of fiscal 1996 include the earnings of Western Bank, which was acquired on September 30, 1996. The acquisition was accounted for as a purchase and, therefore, the earnings of Western Bank have been included in operating results since October 1, 1996.

Before the amortization of goodwill and merger costs in 1997 and before the after-tax gain on sale of loans in 1997 and 1996, return on average assets increased to 1.32% in 1997 versus 0.98% for 1996. Return on average equity increased from 10.5% to 13.1% for 1997 versus 1996. Before goodwill amortization and merger costs, the efficiency ratio in the fourth quarter of 1997 was 55.5% versus 77.4% for the same period in 1996. The efficiency ratio for 1997 versus 1996 declined to 60.2% from 77.0%.

Western remains well capitalized with a leverage ratio of approximately 7.3%, Tier 1 capital of approximately 9.8% and total capital to risk weighted assets of approximately 11.0%

On January 27, 1998, Western Bancorp consummated the acquisition of Santa Monica Bank through the merger of Santa Monica Bank with and into Western Bank, a wholly-owned subsidiary of Western Bancorp. The name of Western Bank has been changed to Santa Monica Bank. The acquisition will be accounted for as a purchase. As a result of this acquisition, approximately 4,972,000 shares of Western Bancorp Common Stock were issued to certain holders of common stock of Santa Monica Bank and to certain private investors. Western Bancorp's two banking subsidiaries, Santa Monica Bank and Southern California Bank, together had over $2 billion in assets on a pro-forma basis, as of December 31, 1997. Western Bancorp's book value per common share outstanding was $17.89 on a pro-forma basis as of December 31, 1997.

Mr. Matthew P. Wagner, President and Chief Executive Officer of Western Bancorp, stated "Western Bancorp continues to make substantial progress on its goal of becoming one of the top performing community banks in the country. There has been a long list of accomplishments since we announced our third quarter results. We have completed two mergers and our integration plans are proceeding smoothly. As our results indicate, even though we still have much work to do to meet our financial goals, quarter after quarter we are accomplishing significant operating improvements. It should be noted that without merger costs, operating expenses decreased from $15,784,000 in the fourth quarter of 1996 to $12,202,000 in the fourth quarter of 1997, an annualized expense run rate reduction of over $14,000,000."

FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements that involve inherent risks and uncertainties. Western Bancorp cautions readers that a number of important factors could cause actual results to differ materially from those in the forward-looking statements. These factors include economic conditions and competition in the geographic and business areas in which Western Bancorp and its subsidiaries operate, inflation, fluctuations in interest rates, legislation and governmental regulation and the progress of integrating Santa Monica Bank, Western Bank and Southern California Bank.


                                          2
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
 CONDENSED INCOME STATEMENTS                                             Year Ended               Three Months Ended
                                                                        December 31                  December 31
                                                                --------------------------    --------------------------
                                                                    1997           1996          1997           1996
                                                                    ----           ----          ----           ----
                                                                          (In thousands except per share data)
INTEREST INCOME:
   Interest and fees on loans                                    $   80,639     $   58,374     $   20,939     $   18,426
   Interest on interest bearing deposits in other
          banks                                                           3              3              1              2
   Interest on investment securities                                 15,711         12,862          3,368          4,703
   Interest on federal funds sold                                     4,681          2,998          1,887            917
                                                                -----------    -----------    -----------    -----------
      TOTAL INTEREST INCOME                                         101,034         74,237         26,195         24,048

INTEREST EXPENSE:
   Interest expense on deposits                                      28,276         21,382          7,361          7,062
   Interest expense on notes payable and other
      interest-bearing liabilities                                    1,302          1,106            286            283
                                                                -----------    -----------    -----------    -----------
      TOTAL INTEREST EXPENSE                                         29,578         22,488          7,647          7,345

                                                                -----------    -----------    -----------    -----------
NET INTEREST INCOME:                                                 71,456         51,749         18,548         16,703
   Less:  provision for loan and lease losses                         2,800          1,018            675            623
                                                                -----------    -----------    -----------    -----------
       NET INTEREST INCOME AFTER PROVISION FOR LOAN
          AND LEASE LOSSES                                           68,656         50,731         17,873         16,080

NON-INTEREST INCOME:
   Service charges and fees on deposit accounts                       3,240          3,466            778            883
   Other fees and charges                                             3,859          3,555            728            778
   Escrow fees                                                          827            781            276            217
   Gain on sale of loans and other assets                                78            665              -              -
   Securities gains                                                     342            281              -            267
   Other income                                                       1,340          1,127            533            722
                                                                -----------    -----------    -----------    -----------
      TOTAL NON-INTEREST INCOME                                       9,686          9,875          2,315          2,867

NON-INTEREST EXPENSE:
   Salaries and benefits                                             25,023         23,016          5,851          7,964
   Occupancy, furniture and equipment                                 8,144          7,649          2,087          1,882
   Advertising and business development                               1,225          1,342            284            455
   Other real estate owned                                              242          (134)           (93)          (465)
   Professional services                                              3,706          6,054            927          2,529
   Telephone, stationery and supplies                                 2,735          2,201            667            945
   Goodwill amortization                                              2,538          1,004            633            634
   Data processing                                                    1,667          1,064            465            500
   Customer services cost                                             1,263            510            396             76
   Merger costs                                                      14,201              -         10,731              -
   Other                                                              4,793          5,255            985          1,264
                                                                -----------    -----------    -----------    -----------
      TOTAL NON-INTEREST EXPENSE                                     65,537         47,961         22,933         15,784

                                                                -----------    -----------    -----------    -----------
   Income (loss) before income taxes                                 12,805         12,645        (2,745)          3,163
   Income taxes                                                       9,643          3,656          1,621          (228)
                                                                -----------    -----------    -----------    -----------
      NET INCOME (LOSS)                                          $    3,162     $    8,989    $   (4,366)     $    3,391
                                                                -----------    -----------    -----------    -----------
                                                                -----------    -----------    -----------    -----------

   Number of shares (weighted average)                             10,523.9        8,095.7       10,621.0       10,415.6
   Diluted shares (weighted average)                               10,731.6        8,248.4       10,835.0       10,647.9

   Earnings (loss) per share                                     $     0.30     $     1.11    $    (0.41)     $     0.33
   Earnings (loss) per diluted share                             $     0.29     $     1.09    $    (0.41)     $     0.32


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

CONDENSED BALANCE SHEETS

                                                               December 31,             December 31,
                                                                   1997                    1996
                                                              -------------            -------------
                                                               (In thousands except per share data)
ASSETS:
Cash and due from banks                                         $    97,456              $    96,202
Federal funds sold                                                  138,702                   22,517
                                                              -------------            -------------
    TOTAL CASH AND CASH EQUIVALENTS                                 236,158                  118,719

FRB and FHLB stock                                                    5,610                    5,291
Securities:
  Securities held to maturity                                             -                    7,270
  Securities available for sale                                     201,904                  320,257
                                                              -------------            -------------
     Total securities                                               207,514                  332,818

Net loans                                                           864,840                  801,601
Property, plant and equipment                                        13,685                   14,955
Other real estate owned                                               6,261                    7,082
Goodwill                                                             30,431                   32,968
Other assets                                                         24,621                   30,770
                                                              -------------            -------------
     TOTAL ASSETS                                               $ 1,383,510              $ 1,338,913
                                                              -------------            -------------
                                                              -------------            -------------

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
Non-interest bearing deposits                                   $   457,503              $   422,854
Interest bearing deposits                                           769,290                  754,160
                                                              -------------            -------------
     TOTAL DEPOSITS                                               1,226,793                1,177,014

Borrowed funds                                                       12,751                   21,446
Accrued interest payable & other liabilities                         14,311                   11,406
                                                              -------------            -------------
     TOTAL LIABILITIES                                            1,253,855                1,209,866

SHAREHOLDERS' EQUITY:
Preferred stock                                                           -                        -
Common stock                                                        112,947                  111,326
Retained earnings                                                    16,802                   18,583
Unrealized net (losses) on investments
    available for sale, net                                            (94)                    (862)
                                                              -------------            -------------
     TOTAL SHAREHOLDERS' EQUITY                                     129,655                  129,047

                                                              -------------            -------------
      Total liabilities and shareholders' equity                $ 1,383,510              $ 1,338,913

                                                              -------------            -------------
                                                              -------------            -------------

Number of common shares outstanding                                10,648.3                 10,438.8
Common shareholders' equity per share                           $     12.18              $     12.36
Tangible common shareholders' equity per share                  $      9.32              $      9.20



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
                                                                        Year Ended                Three Months Ended
                                                                        December 31                   December 31
                                                                ---------------------------   ---------------------------
                                                                    1997           1996           1997           1996
                                                                    ----           ----           ----           ----
                                                                 (Dollars and shares in thousands except per share data)
PER SHARE INFORMATION
   Number of shares (weighted average)                             10,523.9        8,095.7       10,621.0       10,415.6
   Diluted shares (weighted shares)                                10,731.6        8,248.4       10,835.0       10,647.9
   Income (loss) per share                                       $     0.30     $     1.11     $   (0.41)     $     0.33
   Income (loss) per diluted share                               $     0.29     $     1.09     $   (0.41)     $     0.32

   BEFORE MERGER COSTS AND GOODWILL AMORTIZATION
   Income (loss) per share                                       $     1.66     $     1.19     $     0.47     $     0.39
   Income (loss) per diluted share                               $     1.63     $     1.16     $     0.46     $     0.38



PROFITABLILITY MEASURES:
   Return on average assets                                           0.23%          0.90%        (1.25%)          1.00%
   Return on average equity                                            2.4%           9.8%        (12.9%)          10.1%

   BEFORE MERGER COSTS AND GOODWILL AMORTIZATION
   Return on average tangible assets                                  1.32%          0.98%          1.46%          1.22%
   Return on average equity                                           13.1%          10.5%          14.8%          12.0%
   Efficiency ratio                                                   60.2%          77.0%          55.5%          77.4%


ADJUSTMENTS TO NET INCOME (LOSS):
   Net income (loss)                                             $    3,162     $    8,989     $  (4,366)     $    3,391
   Merger costs                                                      14,201              -         10,731              -
     Tax benefits                                                     2,382              -          1,987              -
                                                                -----------    -----------    -----------    -----------
   After tax merger costs                                            11,819              -          8,744              -
   Goodwill amortization                                              2,538          1,004            633            634
   Gain on sale of loans available for sale - after tax                (46)          (389)              -              -
                                                                -----------    -----------    -----------    -----------
                  Adjusted net income                            $   17,473     $    9,604     $    5,011     $    4,025
                                                                -----------    -----------    -----------    -----------
                                                                -----------    -----------    -----------    -----------

ADJUSTMENTS TO REVENUES:
   Net interest income                                           $   71,456     $   51,749     $   18,548     $   16,703
   Non interest income                                                9,686          9,875          2,315          2,867
                                                                -----------    -----------    -----------    -----------
     Revenue before adjustments                                      81,142         61,624         20,863         19,570
   Gain on sale of loans                                               (78)          (665)              -              -
                                                                -----------    -----------    -----------    -----------
                  Adjusted revenue                               $   81,064     $   60,959     $   20,863     $   19,570
                                                                -----------    -----------    -----------    -----------
                                                                -----------    -----------    -----------    -----------

ADJUSTMENTS TO EXPENSES:
   Non interest expense                                          $   65,537     $   47,961     $   22,933     $   15,784
   Merger costs                                                    (14,201)              -       (10,731)              -
   Goodwill amortization                                            (2,538)        (1,004)          (633)          (634)
                                                                -----------    -----------    -----------    -----------
                  Adjusted expense                               $   48,798     $   46,957     $   11,569     $   15,150
                                                                -----------    -----------    -----------    -----------
                                                                -----------    -----------    -----------    -----------




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

AVERAGE BALANCE SHEETS                                                Year Ended                Three Months Ended
                                                                      December 31                   December 31
                                                              ---------------------------   ---------------------------
                                                                  1997           1996           1997           1996
                                                                  ----           ----           ----           ----
                                                                                    (In thousands)
AVERAGE ASSETS:

   Loans and leases, net of deferred fees and costs             $   841,880    $   608,891    $   868,466    $   784,774
   Investments                                                      269,481        224,301        228,939        334,247
   Federal funds sold                                                84,106         54,901        135,498         61,417
   Interest bearing deposits at banks                                   591             53              -            127
                                                              -------------  -------------  -------------  -------------
      AVERAGE EARNING ASSETS                                      1,196,058        888,146      1,232,903      1,180,565
   Goodwill                                                          31,695         10,781         30,105         32,651
   Other assets                                                     125,336         94,359        126,064        132,130
                                                              -------------  -------------  -------------  -------------
      AVERAGE TOTAL ASSETS                                      $ 1,353,088    $   993,286    $ 1,389,071    $ 1,345,346
                                                              -------------  -------------  -------------  -------------
                                                              -------------  -------------  -------------  -------------

AVERAGE LIABILITIES AND SHAREHOLDERS' EQUITY:

   Non-interest bearing deposits                                $   408,681    $   300,625    $   428,292    $   389,298
   Interest bearing deposits                                        786,062        578,180        804,510        794,696
                                                              -------------  -------------  -------------  -------------
      AVERAGE DEPOSITS                                            1,194,743        878,805      1,232,802      1,183,994

   Other interest bearing liabilities                                15,805         14,963         13,215         17,509
   Other liabilities                                                  9,385          8,196          8,673         10,720
                                                              -------------  -------------  -------------  -------------
      AVERAGE LIABILITIES                                         1,219,933        901,964      1,254,690      1,212,223

                                                              -------------  -------------  -------------  -------------
   Equity                                                           133,155         91,322        134,381        133,123

                                                              -------------  -------------  -------------  -------------
   AVERAGE LIABILITIES AND SHAREHOLDERS' EQUITY                 $ 1,353,088    $   993,286    $ 1,389,071    $ 1,345,346
                                                              -------------  -------------  -------------  -------------
                                                              -------------  -------------  -------------  -------------

YIELD ANALYSIS:
(Dollars in millions)

 Average earning assets                                         $   1,196.1    $     888.1    $   1,232.9    $   1,180.6
   Yield                                                              8.45%          8.36%          8.43%          8.08%

 Average interest bearing deposits                              $     786.1    $     578.2    $     804.5    $     794.7
   Cost                                                               3.60%          3.70%          3.63%          3.53%

 Average deposits                                               $   1,194.7    $     878.8    $   1,232.8    $   1,184.0
   Cost                                                               2.37%          2.43%          2.37%          2.37%

 Average interest bearing liabilities                           $     801.9    $     593.1    $     817.7    $     812.2
   Cost                                                               3.69%          3.79%          3.71%          3.59%

 Interest spread                                                      4.76%          4.57%          4.72%          4.49%
 Net interest margin                                                  5.97%          5.83%          5.97%          5.61%


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

CREDIT QUALITY MEASURES
(Dollars in thousands)
                                                                            QUARTER ENDED                            Year
                                                       -------------------------------------------------------       Ended
                                                         31-Dec         30-Sep         30-Jun         31-Mar         31-Dec
                                                          1997           1997           1997           1997           1996
                                                          ----           ----           ----           ----           ----
 Loans past due 90 days and still accruing               $     31      $   1,267      $     422      $     472         $  193

 Nonaccrual loans and leases                                7,489          9,468         14,665         17,134         16,157
 Other real estate owned                                    6,261          8,354          7,680         10,966          7,082
                                                       ----------     ----------     ----------     ----------     ----------
     NON-PERFORMING ASSETS                                 13,750         17,822         22,345         28,100         23,239

 Impaired loans gross                                      13,482         14,960         18,530         19,259         21,034
 Allocated reserves                                           374            418          1,806          1,895          2,172
                                                       ----------     ----------     ----------     ----------     ----------
      NET INVESTMENT IN IMPAIRED LOANS                     13,108         14,542         16,724         17,364         18,862

 Charge-offs                                                  422          1,461          1,394            888          4,675
 Recoveries                                                   481            551            349            121          1,123
                                                       ----------     ----------     ----------     ----------     ----------
       NET CHARGE-OFFS                                       (59)            910          1,045            767          3,552


 Allowance for loan and lease losses ("ALLL")              15,894         15,160         15,345         15,715         15,757
 Loans and leases, net of deferred fees and costs         880,734        874,283        849,141        816,907        818,592
 Average loans and leases,
     net of deferred fees and costs                       868,466        854,323        828,362        816,368        613,676
 ALLL to loans and leases                                   1.80%          1.73%          1.81%          1.92%          1.92%
 ALLL to nonaccrual loans and leases                       212.2%         160.1%         104.6%          91.7%          97.5%
 ALLL to non performing assets                             115.6%          85.1%          68.7%          55.9%          67.8%
 Non-performing assets to loans, leases
     and OREO                                               1.55%          2.02%          2.61%          3.39%          2.81%
 Annualized net charge-offs to average
     loans and leases                                     (0.03%)          0.43%          0.50%          0.38%
 Full year net charge-offs to average
     loans and leases                                       0.31%                                                       0.58%


                                      7